UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2005

(Exact Name of Registrant as specified in its charter)

Delaware	1-14987	31-1333930

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

8323 Walton Parkway
New Albany, Ohio 43054
(614) 775-3500
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K fýling is intended to simultaneously satisfy the fýling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURE

Item 1.01. Entry into a Material Definitive Agreement.

      On February 15, 2005, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Too, Inc. (the “Company”) took the following actions:

2005 Base Salary Increases

      Effective March 6, 2005, the Compensation Committee increased the base salaries of the executive officers of the Company, including those who will be the “named executive officers” (as defined by Item 402(a)(3) of Regulation S-K) for purposes of the Company’s proxy statement for the 2005 annual meeting of stockholders. The base salaries of the Company’s executive officers for 2005 are as follows:

Name	2005 Base Salary
Michael W. Rayden	$1,050,000
Chairman of the Board, President, and Chief Executive Officer
William E. May	$490,000
Executive Vice President, Chief Operating Officer, Treasurer, and Secretary
Scott M. Bracale	$450,000
Executive Vice President and Chief Operating Officer, Limited Too
Sally A. Boyer	$440,000
President and General Manager, Justice
Paula M. Damaso	$400,000
Executive Vice President — Merchandising, Design and Fashion, Limited Too
Joan E. Munnelly	$370,000
Executive Vice President — Merchandising, Design and Fashion, Justice
Ronald Sykes	$355,000
Senior Vice President — Human Resources

Payouts under Incentive Compensation Plan for Fall 2004

      The Compensation Committee approved payouts to the Company’s executive officers under the Company’s Incentive Compensation Plan (the “IC Plan”) for Fall Season 2004 (Q3 and Q4 of fiscal 2004) as follows:

Michael W. Rayden — $1,512,000
William E. May, Jr. — $399,000
Scott M. Bracale — $351,000
Sally A. Boyer — $352,800
Paula M. Damaso — $288,000
Joan E. Munnelly — $237,600
Ronald Sykes — $201,000

Awards under Incentive Compensation Plan for the Spring Season 2005

      Messrs. Rayden, May, Bracale, and Sykes and Mses. Boyer, Damaso and Munnelly are eligible to receive cash incentives under the IC Plan for the Spring Season 2005 (Q1 and Q2 of fiscal 2005) based upon one or more objective financial performance criteria selected by the Compensation Committee. The cash incentive is based on a percentage of base salary if performance goals are met for the Spring Season 2005. Any awards for the Spring Season 2005 will be weighted at 40% and awards for the Fall Season 2005 will be weighted at 60%, respectively, of the total amount of any cash awards made under the IC Plan for fiscal 2005. The Compensation Committee determined that the performance criterion for the Spring Season 2005 will be Operating Income, and approved the following threshold, target, and maximum payouts based on specified levels of Operating Income:

	Payout as a Percentage of Base Salary (x 40%)
	Threshold	Target	Maximum
Michael W. Rayden	24%	120%	240%
William E. May	14%	70%	140%
Scott M. Bracale	13%	65%	130%
Sally A. Boyer	14%	70%	140%
Paula M. Damaso	12%	60%	120%
Joan E. Munnelly	11%	55%	110%
Ronald Sykes	10%	50%	100%

      The performance criterion for Mr. Bracale and Mses. Boyer, Damaso and Munnelly will be based on Operating Income at the Company level and at the divisional level that is applicable to each, while the performance criterion for Messrs. Rayden, May and Sykes will be based solely on the Company’s Operating Income.

      No payment will be made for performance below the threshold level of Operating Income.

Grants of Stock Options to Executive Officers under the Second Amended and Restated 1999 Stock Option and Performance Incentive Plan

      The Compensation Committee approved grants of options to acquire shares of the Company’s common stock to the Company’s executive officers, effective February 15, 2005, at an exercise price of $28.25 per share, as follows:

Number of Shares Underlying
Options Granted
Michael W. Rayden	44,602
William E. May, Jr.	12,500
Scott M. Bracale	12,500
Sally A. Boyer	12,500
Paula M. Damaso	9,204
Joan E. Munnelly	7,500
Ronald Sykes	5,929

The options vest 25% per year based on continued service as an employee of the Company beginning on the first anniversary of the date of grant.

Grants of Restricted Stock to Executive Officers under the Second Amended and Restated 1999 Stock Option and Performance Incentive Plan

      The Compensation Committee also approved grants of restricted stock to the Company’s executive officers.

      The first set of restricted stock grants are solely performance-based and are based on the achievement of aggregate earnings per share at specified levels for the combined fiscal years 2005 and 2006. The restricted stock was granted to the executive officers as follows:

Number of Shares
Michael W. Rayden	13,831
William E. May, Jr.	3,135
Scott M. Bracale	3,135
Sally A. Boyer	3,135
Paula M. Damaso	2,761
Joan E. Munnelly	1,875
Ronald Sykes	1,779

The shares will vest or not on the second anniversary of the date of grant based on the aggregate earnings per share of the Company for the combined fiscal years 2005 and 2006 on a prorated basis depending on the level of aggregate earnings per share achieved in such fiscal years.

      The second set of restricted stock grants is partially service-based and partially performance-based. The shares will vest 25% per year beginning on the first anniversary of the date of grant based on continued service as an employee of the Company, but only if certain net income levels are achieved for fiscal 2005 or fiscal 2006. If the net income levels are not achieved in fiscal 2005, but are achieved in fiscal 2006, then no shares will vest in 2006 and 50% of the shares will vest in 2007, then 25% will vest in 2008 and 25% in 2009. The restricted stock was granted to the executive officers as follows:

Number of Shares
Michael W. Rayden	8,920
William E. May, Jr.	2,090
Scott M. Bracale	2,090
Sally A. Boyer	2,090
Paula M. Damaso	1,841
Joan E. Munnelly	1,250
Ronald Sykes	1,186

      Mr. Rayden also received a retention restricted stock grant of 250,000 shares. This grant is also partially service-based and partially performance-based. The shares will vest 10% on each of the first three anniversaries of the date of grant, 15% on the fourth anniversary, 25% on the fifth anniversary and 30% on the sixth anniversary, but only if certain net income levels are achieved in fiscal 2005 or fiscal 2006.

Mr. Rayden’s Use of Corporate Aircraft

      The Board of Directors approved the personal use of the Company’s fractional interest in an aircraft by Mr. Rayden during fiscal 2005 to the extent such use does not interfere with the Company’s use of the aircraft and provided that he reimburse the Company for any aggregate incremental cost to the Company in excess of $100,000.

Board of Directors Compensation

      The Compensation Committee approved the following cash compensation structure for the directors who are not also associates or officers of the Company. Beginning in fiscal 2005, cash compensation for non-associate directors will include the following:

•	an annual retainer of $35,000 for service on the Board of Directors, paid quarterly in arrears;

•	an annual retainer of $7,500 for service as Chairman of the Audit Committee, payable quarterly in arrears;

•	an annual retainer of $4,000 for service as Chairman of the Compensation Committee, payable quarterly in arrears;

•	$1,500 for each Board meeting attended; and

•	$1,000 for each committee meeting attended.

      In addition, under our 1999 Non-Associate Director Stock Plan, each director who is not an associate of the Company will receive:

•	an initial grant of options to purchase 10,000 shares of the Company’s common stock;

•	an annual grant of options to purchase 10,000 shares of the Company’s common stock at a price equal to the fair market value of the shares at the grant date; and

•	on the third anniversary of the initial election as a director, a one-time grant of options to purchase 15,000 shares.

On February 15, 2005, the Board of Directors authorized the grant of options to purchase 8,000 shares at an exercise price of $28.25 per share to each of the six non-employee directors of the Company, and the Board of Directors intends to grant each such director an option to purchase 2,000 shares at an exercise price equal to the fair market value of the shares at the date of grant if the stockholders approve a new director stock option plan at the May 2005 annual meeting of stockholders.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOO, INC.
Date: February 22, 2005	By:	/s/ William E. May
William E. May
Executive Vice President and Chief Operating Officer (Principal Financial Officer)